MUTUAL RELEASE
                                 --------------

         THIS AGREEMENT is executed effective the 19th day of October, 2005, between SHUMATE INDUSTRIES, INC. (formerly EXCALIBUR INDUSTRIES, INC.), a Delaware corporation ("Industries"), SHUMATE MACHINE WORKS, INC., a Texas corporation ("Machine"), MATTHEW FLEMMING, an individual ("Flemming"), and STILLWATER NATIONAL BANK AND TRUST COMPANY, a national banking association ("Stillwater").

                                R E C I T A L S:

         WHEREAS Industries, Machine and/or Flemming were obligated to the Bank the following principal amounts totaling approximately $13,808,398, as follows:



                                                   As of
                                                  10/19/05
                                               ---------------
   SNB Note #5195802                                1,100,000
   SNB Note #5198301                                3,500,000
   SNB Note #5423900                                  212,811
   SNB Note #5550600                                  550,000
   SNB Note #5528400                                  500,000
   SNB Note #5732800                                2,450,000
   SNB Note #5732700 (LOC)                            791,861
   SNB Note #5831900                                1,100,000
   Overdraft of DDA #6175206                        1,574,356
   TW Consulting Notes                              2,710,183
   TW Accrued Interest (est.)                       1,000,000
                                               ---------------
                                                   15,489,211

         The above described principal indebtedness, together with all interest, penalties and fees incurred in connection therewith, is referred to hereafter as the "Prior Debt" and all loan agreements, notes, security agreements, guaranties, mortgages and other documents executed in connection with the Prior Debt are hereafter referred to as the "Prior Loan Documents."

         WHEREAS Industries, Machine, Flemming and Stillwater have entered into an Agreement of even date herewith (the "Restructure Agreement") by which the Prior Debt was restructured, among other things.

         NOW, THEREFORE, THIS AGREEMENT, WITNESSE'TH, that for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that, except for those obligations created in the Restructure Agreement and the documents, instruments, agreements or other papers issued, executed or delivered pursuant thereto, the parties hereby jointly and severally release, acquit and forever discharge one another and their subsidiaries, affiliates, officers, directors, shareholders, agents, employees, servants, attorneys and representatives, as well as the respective heirs, personal representatives, successors and assigns of any and all of them (hereafter collectively called the "Released Parties") from any and all claims, demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets against indebtedness and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, including without implied limitation, such claims and defenses as fraud, mistake, duress and usury, which the parties ever had, now have, or might hereafter have against the Released Parties, jointly or severally, for or by reason of any matter, cause or thing whatsoever occurring prior to the date of the Restructure Agreement, whether or not related in whole or in part, directly or indirectly to the Prior Debt. In addition, the parties agree not to commence, join in, prosecute or participate in any suit or other proceeding in a position which is adverse to any of the Released Parties arising directly or indirectly from any of the foregoing matters. This release shall not have no effect on the liability of William Stuart to Stillwater in connection with the Prior Debt or any other indebtedness of William Stuart to Stillwater.

         THIS AGREEMENT is entered into effective the date first written above.


                                   SHUMATE INDUSTRIES, INC., (formerly EXCALIBUR INDUSTRIES, INC.), a Delaware corporation

                                   By:    /s/ Matthew C. Flemming
                                       -----------------------------------------
                                   Name:  Matthew C. Flemming
                                         ---------------------------------------
                                   Title: Chief Financial Officer
                                          --------------------------------------


                                   SHUMATE MACHINE WORKS, INC.
                                   a Texas corporation

                                   By:    /s/ Matthew C. Flemming
                                       -----------------------------------------
                                   Name:  Matthew C. Flemming
                                         ---------------------------------------
                                   Title: Chief Financial Officer
                                          --------------------------------------


                                   /s/ Matthew C. Flemming
                                   ---------------------------------------------
                                   MATTHEW FLEMMING, individually


                                   STILLWATER NATIONAL BANK AND TRUST COMPANY, a national banking association

                                   By:    /s/ Michael Mattson
                                       -----------------------------------------
                                   Name:  Michael Mattson
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------